Virtus Equity Trust

Supplement dated March 8, 2012 to the

Statement of Additional Information (“SAI”) dated July 31, 2011, as supplemented

Virtus Insight Trust

Supplement dated March 8, 2012 to the SAI dated May 1, 2011, as supplemented

Virtus Opportunities Trust

Supplement dated March 8, 2012 to the SAI dated January 31, 2012, as supplemented

IMPORTANT NOTICE TO INVESTORS

Under the subheading “Exchanges” in the section “Investor Account Services and Policies,” the second paragraph is hereby replaced in its entirety with the following:

In certain circumstances, a Fund or the Distributor may enter into an agreement with a financial intermediary to permit exchanges from one class of a Fund into another class of the same Fund, subject to certain conditions. Such exchanges will only be permitted if, among other things, the financial intermediary agrees to follow procedures established by the Fund or Distributor, which generally will require that the exchanges be carried out (i) within accounts maintained and controlled by the intermediary, (ii) on behalf of all or a particular segment of beneficial owners holding shares of the affected Fund within those accounts, and (iii) all at once or within a given time period, or as agreed upon in writing by the Fund or the Distributor and the financial intermediary. A shareholder’s ability to make this type of exchange may be limited by operational or other limitations of his or her financial intermediary or the Fund. Under the Code, generally if a shareholder exchanges shares from one class of a Fund into another class of the same Fund, the transaction should not be subject to U.S. federal income taxes; however, each shareholder should consult both the relevant financial intermediary and the shareholder’s tax advisor regarding the treatment of any specific exchange carried out under the terms of this paragraph.

Investors should retain this supplement with the SAI for future reference.

VET&VIT&VOT SAI/Exchanges (3/12)